                                                                     EXHIBIT 4.1

                                                           EXECUTION COUNTERPART


                                SECOND AMENDMENT
                                       TO
                            THE AMENDED AND RESTATED
                    MULTICURRENCY REVOLVING CREDIT AGREEMENT



         THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AGREEMENT (this "Amendment") dated as of March 31, 1998 is among BROWNING-FERRIS INDUSTRIES, INC., a Delaware corporation (the "Company"), the banks and other financial institutions listed on the signature pages under the heading Banks (collectively, the "Banks"), and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent"), for the Banks.
                              PRELIMINARY STATEMENT
         (a) The Company, the Banks and the Administrative Agent executed an Amended and Restated Multicurrency Revolving Credit Agreement dated as of December 27, 1996, as amended pursuant to a First Amendment to Amended and Restated Multicurrency Revolving Credit Agreement and Amendment to Notes (said agreement as so amended being the "Credit_Agreement"), pursuant to which the Banks agreed to extend credit thereunder in an aggregate principal amount not in excess of $500,000,000 at any time outstanding.

         (b)  The Company has requested that the Credit Agreement be amended to
(i) modify the definition of Consolidated Net Worth, (ii) add a definition of ACE Securities and (iii) modify Section 5.06 thereof.
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         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Banks and the Administrative Agent hereby agree as follows:

         SECTION 1. Definitions and Interpretations. (a) All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         (b)  In this Amendment, unless a clear contrary intention appears:

             (i) the singular number includes the plural number and vice versa;

             (ii)    reference to any gender includes each other gender;

             (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Amendment as a whole and not to any particular Article, Section or other subdivision;

             (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Amendment, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Amendment;

             (v) except as expressly provided to the contrary herein, reference to any agreement, document or instrument (including this Amendment) means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the





                                      -2-
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         terms hereof, and reference to any Note or other note includes any note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

             (vi) unless the context indicates otherwise, reference to any Article or Section means such Article or Section hereof;

             (vii) the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

             (viii) with respect to the determination of any period of time, except as expressly provided to the contrary, the word "from" means "from and including" and the word "to" means "to but excluding"; and

             (ix) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

         (c) The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         (d) No provision of this Amendment shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

         SECTION 2.   Amendments to Section 1.01 of the Credit Agreement.   (a)
The definition of the term "Consolidated Net Worth" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

         " 'Consolidated Net Worth' means, with respect to the Company, the stockholders' equity of the Company determined in accordance with generally accepted accounting principles applied on a consistent basis; provided, however, the $409,659,000 of capital stock to be issued upon the maturity of the ACE Securities





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
    on June 30, 1998 shall be included on a pro forma basis from and after March 31, 1998 for purposes of determining Consolidated Net Worth; provided further, however, the amount of any foreign currency translation adjustment shall not be included for purposes of determining Consolidated Net Worth."



         (b) Section 1.01 of the Credit Agreement is hereby amended to add the following definition of ACE Securities:

         " 'ACE Securities' means 11,499,200 7.25% Automatic Common Exchange Securities issued by the Company in July 1995, in an aggregate stated amount of $409,659,000 and which mature June 30, 1998."

         SECTION 3. Section 5.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "SECTION 5.06. Financial Covenants. The Company shall not permit Consolidated Net Worth (i) at any time during the fiscal year ending September 30, 1998 to be less than $1,200,000,000 and (ii) at any time during each fiscal year thereafter to be less than an amount equal to the sum of (A) the amount of Consolidated Net Worth required under this Section
    5.06 for the immediately preceding fiscal year plus (B) 20% of Consolidated Net Income for such immediately preceding fiscal year; provided, however, if Consolidated Net Income in any such preceding fiscal year is less than zero, the amount to be aggregated for such fiscal year shall be zero."

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective when, and only when, the following conditions have been fulfilled:

         (a) the Company and the Banks shall have executed a counterpart of this Amendment; and

         (b) the Administrative Agent shall have executed a counterpart of this Amendment and shall have received counterparts of this Amendment executed by the Company and the Majority Banks.





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         SECTION 5.   Representations and Warranties True; No Default or Event
of Default. The Company hereby represents and warrants to the Administrative Agent and the Banks that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date except for any such representations and warranties as are by their terms limited to a specific earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date); provided however, (i) the reference in the first sentence of Section
4.07 of the Credit Agreement to the Company's financial statements contained in the Company's Annual Report on Form 10-K shall be a reference to the audited consolidated financial statements of the Company most recently delivered to the Administrative Agent and the Banks by the Company pursuant to Section 5.07(a) of the Credit Agreement prior to the date of this Amendment and (ii) the reference in the last sentence of Section 4.07 of the Credit Agreement to September 30, 1994, shall be a reference to the date of the audited consolidated financial statements most recently delivered to the Administrative Agent and the Banks pursuant to Section 5.07(a) of the Credit Agreement; and
(b) no Default or Event of Default has occurred and is continuing.

         SECTION 6. Reference to the Credit Agreement and Effect on the Other Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.





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         (b) Upon the effectiveness of this Amendment, each reference in the
Notes to "the Credit Agreement" shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

         (c) Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the Notes to "Consolidated Net Worth" shall mean and be a reference to such term as modified pursuant to Section 1.

         (d) The Credit Agreement and the Notes, as amended and affected hereby, shall remain in full force and effect and are hereby ratified and confirmed.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE BANKS AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         SECTION 8. FINAL AGREEMENT OF THE PARTIES. THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, THE NOTES AND THE ADMINISTRATIVE AGENT'S LETTER, CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND THEREOF.





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
         SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.



                                         BROWNING-FERRIS INDUSTRIES, INC.



                                         By:
                                            ------------------------------------
                                         Name:
                                                 -------------------------------
                                         Title:
                                                 -------------------------------

                                            CREDIT SUISSE FIRST BOSTON,
                                                AS ADMINISTRATIVE AGENT



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            ABN AMRO BANK, N.V., HOUSTON AGENCY

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Commitment: $37,500,000

                                            BANK OF AMERICA NT & SA


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Commitment: $37,500,000

                                            BANQUE NATIONALE DE PARIS HOUSTON
                                            AGENCY

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            Commitment: $37,500,000

                                            CITICORP USA, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Commitment: $37,500,000

                                            CREDIT LYONNAIS
                                            NEW YORK BRANCH


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Commitment: $37,500,000

                                            CREDIT SUISSE FIRST BOSTON


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Commitment: $50,000,000

                                            DEUTSCHE BANK AG NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Commitment: $37,500,000

                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Commitment: $37,500,000

                                            THE FUJI BANK, LIMITED


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Commitment: $37,500,000

                                            MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Commitment: $37,500,000

                                            NATIONSBANK OF TEXAS, N.A.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Commitment: $37,500,000

                                            SOCIETE GENERALE,
                                            SOUTHWEST AGENCY


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Commitment: $37,500,000

                                            CHASE BANK OF TEXAS, NATIONAL
                                            ASSOCIATION (Formerly Texas
                                            Commerce Bank National Association)

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Commitment: $37,500,000